As filed with the Securities and Exchange Commission on July 7, 2026.

Registration No. 333-297043

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Professional Diversity Network, Inc.

(Exact name of registrant as specified in its charter)

Delaware	7370	80-0900177
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Professional Diversity Network, Inc.

55 E. Monroe Street, Suite 2120

Chicago, Illinois 60603

(312) 614-0950

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Xun Wu

Chief Executive Officer

Professional Diversity Network, Inc.

55 E. Monroe Street, Suite 2120

Chicago, Illinois 60603

(312) 614-0950

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Henry Yin, Esq. Loeb & Loeb LLP 2206-19 Jardine House 1 Connaught Place Central, Hong Kong SAR (852) 3923-1111	Hermione Krumm, Esq. Loeb & Loeb LLP 345 Park Avenue New York, NY 10154 (212) 407-4000	Joan Wu, Esq. Hunter Taubman Fischer & Li LLC 950 Third Avenue, 19th Floor New York, NY 10022 (212) 530-2210

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. ☐

Large accelerated filer:	☐	Accelerated filer:	☐
Non-accelerated filer:	☒	Smaller reporting company:	☒
		Emerging growth company:	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Professional Diversity Network, Inc. is filing this Amendment No. 1 (“Amendment”) to its Registration Statement on Form S-1 (File No. 333-297043) (the ‘‘Registration Statement”) solely to update the previously filed Exhibit 10.36. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the exhibit index to the Registration Statement, the signature page to the Registration Statement and the exhibit filed herewith. The prospectus, constituting Part I of the Registration Statement, is unchanged and therefore has been omitted from this filing.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

(a) Exhibits.

The exhibits listed below are filed as part of this registration statement.

Exhibit No.	Description

1.1*	Form of Placement Agency Agreement, by and between the Company and Maxim Group LLC, as sole placement agent
2.1

Agreement and Plan of Merger among the Company, NAPW Merger Sub, Inc., NAPW, Inc. and Matthew B. Proman, dated as of July 11, 2014 (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the SEC on July 14, 2014).

2.2

Stock Purchase Agreement, dated as of August 12, 2016, by and between Professional Diversity Network, Inc. and Cosmic Forward Limited, including as Exhibit A the form of Stockholders ’ Agreement (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2016).

3.1(i)(a)

Amended and Restated Certificate of Incorporation of the Company, as amended through October 17, 2016 (incorporated herein by reference to Exhibit 3.1 of the Company’s Registration Statement on Form S-3 filed with the SEC on October 18, 2021).

3.1 (i) (b)

Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company, dated January 3, 2023 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 4, 2023).

3.1 (i) (c)

Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company, dated March 7, 2025 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 7, 2025)

3.1 (ii)(a)	Second Amended and Restated Bylaws of the Company, as amended (incorporated herein by reference to Exhibit 3.2 of the Company’s Current Report on Form 8-K filed with the SEC on November 8, 2016).
3.1 (ii)(b)

Amendment to the Second Amended and Restated Bylaws of the Company, as amended (incorporated herein by reference to Exhibit 3.1(ii) of the Company’s Current Report on Form 8-K filed with the SEC on June 11, 2026).

4.1

Common Stock Certificate (incorporated herein by reference to Exhibit 4.1 of Amendment No. 12 to the Company’s Registration Statement on Form S-1 (No. 333-181594) , filed with the SEC on February 28, 2013).

4.2

Description of securities registered under Section 12 of the Exchange Act (incorporated herein by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-3 (No. 333-260316) , filed with the SEC on October 18, 2021)

4.3*	Form of Warrant
4.4*	Form of Pre-Funded Warrant
5.1*	Opinion of Loeb & Loeb LLP
10.1

Stockholders ’ Agreement, dated as of November 6, 2016, by and among Professional Diversity Network, Inc., Cosmic Forward Limited, Maoji (Michael) Wang, Jingbo Song, Yong Xiong Zheng and Nan Nan Kou (incorporated herein by reference to Exhibit 4.9 to the Company’s Current Report on Form 8-K filed with the SEC on November 8, 2016).

10.2+

Amended and Restated Professional Diversity Network, Inc. 2013 Equity Compensation Plan (incorporated herein by reference to Appendix A to the Company’s proxy statement on Schedule 14A filed with the SEC on April 30, 2021).

10.3+	Professional Diversity Network, Inc. 2023 Equity Compensation Plan (incorporated herein by reference to Appendix A to the Company’s proxy statement on Schedule 14A filed with the SEC on May 1, 2023).
10.4

Stock Purchase Agreement dated September 27, 2022 between the Company and Koala Malta Limited (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed September 30, 2022).

10.5

Shareholders ’ Agreement dated September 27, 2022, among the Company, Koala Malta Limited and Koala Crypto Limited (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed September 30, 2022).

10.6	Charge over Shares dated September 27, 2022, relating to Koala Crypto Limited (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed September 30, 2022).
10.7	Guarantee and Indemnity dated September 27, 2022, by Koala Capital Limited (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed September 30, 2022).
10.8

Stock Purchase Agreement date March 13, 2023 between the Company and Yiran Gu (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 15, 2023).

10.9

Common Stock Purchase Agreement date June 30, 2023 between the Company and Tumim Stone Capital LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 30, 2023).

10.10

Stock Purchase Agreement date December 10, 2023 between the Company and Cosmic Forward Limited (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 14, 2023).

10.11

Stock Purchase Agreement dated June 28, 2024 between the Company and Eighty-eight Investment LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on July 1, 2024)

10.12

Stock Purchase Agreement dated September 26, 2024 between the Company and Yu Tian (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on September 30, 2024)

10.13	Securities Purchase Agreement by and between the Company and the Investor (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on November 20, 2024)
10.14

Profit Participation Agreement, dated December 5, 2024 between the Company and Koala Malta Limited (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on December 10, 2024)

10.15

Stock Purchase Agreement, dated December 5, 2024 between the Company and Koala Malta Limited (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with SEC on December 10, 2024)

10.16

Stock Purchase Agreement, dated December 19, 2024 between the Company and Aurous Vertex Limited (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on December 23, 2024)

10.17

Stock Purchase Agreement, dated January 26, 2025 between the Company and AI Geometric Ltd (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on January 30, 2025)

10.18

Stock Purchase Agreement, dated February 25, 2025 between the Company and Boris Krastev Ventures UG (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on March 3, 2025)

10.19

Warrant Exchange Agreement, dated June 30, 2025 between the Company and Certain Holder (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on July 1, 2025)

10.20	Form of Convertible Note Purchase Agreements (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on July 11, 2025)
10.21	Form of Convertible Promissory Notes (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with SEC on July 11, 2025)
10.22+

Employment Agreement, dated July 22, 2025, by and between Professional Diversity Network, Inc. and Xun Wu (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on July 23, 2025)

10.23+

Independent Director Service Agreement, dated July 22, 2025, by and between Professional Diversity Network, Inc. and Haixia Lu (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with SEC on July 23, 2025)

10.24+	Form of Director and Executive Officer’s Indemnification Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with SEC on July 23, 2025)
10.25+

Employment Agreement, dated August 8, 2025, by and between Professional Diversity Network, Inc. and Yiran Gu (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on August 11, 2025)

10.26

Securities Purchase Agreement, dated September 5, 2025, by and between Professional Diversity Network, Inc., Inc. and Streeterville Capital, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on September 5, 2025)

10.27

Copyright Transfer Agreement, dated September 12, 2025, by and between Professional Diversity Network, Inc., Inc. and Streams Ohio Corp. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on September 18, 2025)

10.28

Consulting Agreement, dated September 12, 2025, by and between Professional Diversity Network, Inc., Inc. and B&W Capital Group LLC (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with SEC on September 18, 2025)

10.29

Side Letter, dated October 30, 2025, by and between Professional Diversity Network, Inc., Inc. and Streeterville Capital, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on October 31, 2025)

10.30	Waiver Letter from Streeterville Capital, LLC, dated November 19, 2025 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on November 20, 2025)
10.31

Copyright Transfer Agreement, dated November 24, 2025, by and between Professional Diversity Network, Inc., Inc. and Shohan Event Organizers Co., L.L.C. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on November 25, 2025)

10.32

Consultancy Agreement, dated November 27, 2025, by and between Professional Diversity Network, Inc., Inc. and Deeptrade PTY LTD (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on November 28, 2025)

10.33

Purchase Agreement, dated December 17, 2025, by and between Professional Diversity Network, Inc. and DeeptradeX.ai (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on December 18, 2025)

10.34

Global Amendment, dated April 28, 2026, by and between Professional Diversity Network, Inc. and Streeterville Capital, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on April 29, 2026)

10.35

Second Stock Purchase Agreement, dated April 29, 2026, by and between Professional Diversity Network, Inc., Inc. and AI Geometric Ltd. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with SEC on April 30, 2026)

10.36**	Form of Securities Purchase Agreement
10.37*	Form of Lock-Up Agreement
23.1*	Consent of SR CPA & Co., Independent Registered Public Accounting Firm
23.2*	Consent of Sassetti, LLC, Independent Registered Public Accounting Firm
23.3*	Consent of Loeb & Loeb LLP (included in Exhibit 5.1)
24.1*	Powers of Attorney (included on the signature page to this report)
107*	Filing Fee table

*        Previously filed.

**      Filed herewith.

+        Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 7th day of July 2026.

Professional Diversity Network, Inc.

By:	/s/ Xun Wu
Name: Xun Wu
Title: Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement, as amended, has been signed by the following persons in the capacities held on the dates indicated.

Signature	Title	Date

/s/ Xun Wu	Chief Executive Officer	July 7, 2026
Xun Wu	(Principal Executive Officer)

/s/ *	Chief Financial Officer and Director	July 7, 2026
Yiran Gu	(Principal Accounting Officer and Principal Financial Officer)

/s/ *	Director and Chairman of the Board	July 7, 2026
Hao Zhang

/s/ *	Director	July 7, 2026
Wai Kee Cheung

/s/ *	Director	July 7, 2026
Haixia Lu

/s/ *	Director	July 7, 2026
Tai Song

*By:	/s/ Xun Wu
Xun Wu
Attorney-in-fact